                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                October 4, 2000


                  Virginia Commonwealth Financial Corporation
            (Exact Name of Registrant as specified in its Charter)


            Virginia
(State or other jurisdiction of               000-22747                         54-1542438
         incorporation)               (Commission File Number)        (IRS Employer Identification)


                             102 South Main Street
                                  P.O. Box 71
                         Culpeper, Virginia 22701-0071
                                (540) 825-4800
              (Address, including zip code, and telephone number,
                     including area code, or registrant's
                         principal executive offices)

                          --------------------------

                               JEFFREY W. FARRAR
             Executive Vice President and Chief Financial Officer
                  Virginia Commonwealth Financial Corporation
                             102 South Main Street
                                  P.O. Box 71
                         Culpeper, Virginia 22701-0071
                                (540) 825-4800
         (Name, address, including zip code, and the telephone number, including area code, of agent for service)

   ------------------------------------------------------------------------
            (Former name or former, if changed since last report.)
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Item 5. Other Events.

        As explained in the attached press release, Virginia Commonwealth Financial Corporation (the "Company") has announced that the Board of Directors of the Company have authorized management to purchase up to 225,000 shares of the Company's common stock. On October 4, 2000, the Company began purchasing shares on the open market in accordance with that authority.



Item 7. Financial Statements and Exhibits.

        (a)  None

        (b)  Exhibits

             Exhibit 99.1     Press Release





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  VIRGINIA COMMONWEALTH FINANCIAL CORPORATION



Date: October 11, 2000                      By:   /s/ Jeffrey W. Farrar
                                                --------------------------------
                                                  Jeffrey W. Farrar
                                                  Executive Vice President and
                                                  Chief Financial Officer